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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 12, 1996
                                                  -------------

     First Deposit National Bank on behalf of the First Deposit Master Trust
              (Issuer in respect of the First Deposit Master Trust
                 4.90% Asset-Backed Certificates, Series 1993-1
                 5.75% Asset-Backed Certificates, Series 1993-2
               Remarketed Asset-Backed Certificates, Series 1993-3
                 6.90% Asset-Backed Certificates, Series 1994-1
             Floating Rate Asset-Backed Certificates, Series 1995-1
                  6.05% Asset-Backed Certificates, Series 1995-2
             Floating Rate Asset-Backed Certificates, Series 1996-1)
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                          33-59922
                                          33-84844
   United States of America               33-99462             02-0118519
- -------------------------------         ------------        ---------------
 (State or other jurisdiction of         (Commission         (I.R.S. Employer
  incorporation or organization)           File No.)        Identification No.)


            295 Main Street
         Tilton, New Hampshire                              03276
- -------------------------------------------            ---------------
   (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (603) 286-4348
                                                    --------------

                       Not Applicable
- ------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 4.1 Series 1996-1 Supplement dated as of June 1, 1996 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, among First Deposit National Bank, Seller and Servicer, Providian National Bank, Seller, and Bankers Trust Company, Trustee.

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                             Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First Deposit Master Trust by the undersigned hereunto duly authorized.

                                   FIRST DEPOSIT MASTER TRUST

                                   By: FIRST DEPOSIT NATIONAL BANK,
                                        Servicer


                                   By: /s/ David J. Petrini
                                      ------------------------------------
                                      David J. Petrini
                                      Senior Vice President and Senior
                                      Financial Officer


Date:     7/3/96
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                                  EXHIBIT INDEX
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Exhibit No.                                                           Page
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     4.1       Series 1996-1 Supplement dated as of June 1, 1996
               to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, among First Deposit
               National Bank, Seller and Servicer, Providian
               National Bank, Seller, and Bankers Trust Company,
               Trustee.